UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 18, 2007
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                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                     0-25753                  87-0449667
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State or other jurisdiction    Commission File Number         IRS Employer
     of incorporation                                      Identification No.


           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 998-7557
                                                           --------------

                                 not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02   Unregistered Sales of Equity Securities

         On July 18, 2007, the Company completed agreements and arrangements to satisfy its outstanding indebtedness, including $1,860,000 principal amount of secured convertible debentures, to Cornell Capital Partners, LP/Montgomery Equity Partners, Ltd. ("Cornell"). Under the terms of a previously entered letter of agreement, the Company paid to Cornell a total of $1,800,000 and 13,000,000 shares of its common stock and issued to Cornell a four-year warrant to purchase a total of 5,000,000 of the Company's common stock at an exercise price of $.03. The 13,000,000 shares are being maintained in escrow, and the Company has agreed to purchase or have other parties purchase these shares for a total of $400,000 on or before October 1, 2007. If the entire purchase price is not received by that date, Cornell will retain the 13,000,000 shares. The Company also has an assignable right to purchase some or all of the warrant by December 31, 2007 for a price equal to the number of shares underlying the warrant times the difference between $.03 and the volume weighted average of the Company's common stock with a minimum purchase price per share of $.03. The Company has also provided Cornell with piggyback registration rights with regard to the shares underlying the warrant. The issuance of the warrant was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. In connection with the satisfaction of the Cornell obligations, Cornell has agreed to release all liens regarding the property and assets of the Company and its subsidiaries.

         In connection with the satisfaction of the Cornell obligations and to provide the Company with working capital, the Company has issued and assigned an aggregate of $2,200,000 in securities to various investors from May 1 through July 20, 2007. In exchange for $1,250,000 from the Black Diamond Fund, LLLP, the Company issued a $1,250,000 promissory note. The note matures on February 8, 2008 and bears interest at the rate of 16% per annum compounded daily. In addition, Black Diamond was assigned $400,000 principal amount of the Cornell debentures convertible into 16,000,000 shares of the common stock of the Company at a conversion rate of $0.025 per share. These obligations are secured by either a primary or secondary lien in the Company's assets excluding those assets owned by its Fittipaldi Carriers subsidiary. Black Diamond also received, in escrow, 100,000 shares of Series I Preferred Stock convertible into 50,000,000 shares of common stock of the Company. One-half of these preferred shares will be released to the Company from escrow upon payment to Cornell of $400,000 for the 13,000,000 escrowed shares. The remainder of these preferred shares will be released to the Company upon full repayment of the note and interest by the maturity date or, if not repaid by then, 5,000 shares will be released to Black Diamond commencing on the due date and on each monthly anniversary thereafter if the note and interest have not been repaid in full by such dates.

         In exchange for $350,000, one accredited investor who also owns in excess of 10% of the Company's common stock, was issued a $350,000 promissory note as well as the assignment of $140,000 of Cornell debentures which on June 20, 2007 were converted into 5,600,000 of common stock. The maturity date for the note is January 15, 2008 and interest is payable at the rate of 16% per annum, payable at maturity in cash or stock at the Company's discretion. Furthermore, prior to August 31, 2007, the investor may convert the note and accrued interest thereon into shares of the Company's common stock at a conversion rate of $0.041666 per share. The note is secured by either a primary or secondary lien in the Company's assets excluding those assets owned by its Fittipaldi Carriers subsidiary.

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
         In exchange for $600,000, six investors were assigned $600,000 principal amount of Cornell debentures on the following terms: the Cornell debentures will have an extended maturity date to January 15, 2008; interest is payable at the rate of 16% per annum payable at maturity in cash or stock at the Company's discretion; conversion price to be fixed at $0.025 per share allowing conversion into an aggregate of 24,000,000 shares of the Company's common stock; and secured by either a primary or secondary lien in the Company's assets excluding those assets owned by its Fittipaldi Carriers subsidiary.

         All of the investors in the separate financings were accredited investors, some of whom are existing investors in the Company. All of the purchasers had access to appropriate information pertaining to the Company. Accordingly, the issuance or assignment of the securities was exempt from registration under either Section 4(2) or Section 4(1) of the Securities Act of 1933.

Item 7.01  Regulation FD Disclosure

         A press release dated July 19, 2007 was issued by the Company relative to the satisfaction of the Cornell obligations a copy of which is included herein as an Exhibit.

Item 9.01  Financial Statements and Exhibits

           b.       Exhibits

                    4.13 Form of Term Sheet for Purchase of Outstanding Debentures (Version 1)

                    4.14 Form of Term Sheet for Purchase of Outstanding Debentures (Version 2)

                    10.41 Letter of Agreement Dated June 28, 2007 Between the Company and Cornell Capital Partners, LP

                    10.42 $1,250,000 Financing Agreement Dated May 8, 2007 with The Black Diamond Fund LLLP

                    10.43 May 8, 2007 Promissory Note Issued to The Black Diamond Fund LLLP

                    99.1 Press Release Dated July 19, 2007 Announcing Satisfaction of Obligations to Cornell Capital Partners, LP


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FITTIPALDI LOGISTICS, INC.


                                                By: /s/ Frank P. Reilly
                                                    -------------------
                                                    Frank P. Reilly
                                                    Chief Executive Officer
Date: July 25, 2007

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